UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 8, 2005


                       ADVANCE DISPLAY TECHNOLOGIES, INC.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


          COLORADO                   0-15224                   84-0969445
          --------                   -------                   ----------
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)


7334 So. Alton Way, Bldg. 14, Suite F, Centennial, Colorado      80112
-----------------------------------------------------------      -----
         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (303)267-0111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a Material Definitive Agreement

     Advance Display Technologies, Inc. (the "Company") has entered into a Settlement Agreement and Release of Claims dated November 8, 2005 (the "Settlement Agreement") with Cybotic Systems and Cache Media, Inc., companies owned by Steven J. Shankle (the "Shankle Companies"), and Steven Shankle, individually. Steven Shankle is the brother of Matthew W. Shankle, the Company's President and a member of its Board of Directors. Steven Shankle and the Shankle Companies had provided services and materials to the Company in connection with the partial development and assembly of a turn-key PictoLux fiber optic sign (the "Sign") for the Company, which claim, while disputed by the Company, was shown on its books and records as $91,117.00. The Settlement Agreement (a) releases the Company from any further obligations to Shankle and the Shankle Companies related to the Sign, (b) establishes the Company's sole ownership of the Sign and related technology, (c) provides for Shankle to receive 100,000 shares of the Company's Common Stock in full settlement of any claims he or the Shankle Companies might have to the Sign or compensation for the materials or services provided related to the Sign; and (c) releases all other claims the parties might have against each other or their respective affiliates arising out of or related to the Sign. A copy of the Settlement Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 3.02  Sale of Unregistered Securities

     On November 10, 2005, the Company issued 100,000 shares of its Common Stock to Steven J. Shankle in connection with the Agreement. See Item 1.01 above which is incorporated by reference herein. The offer and sale of the Common Stock were exempt from registration under the Securities Act of 1933 (the "Act") as a private offering under Section 4(2) of the Act.

Item 9.01  Financial Statements and Exhibits

     (c) Exhibits

     Exhibit No.

        99.1 Settlement Agreement and Release of Claims with Cybotic Systems, Cache Media, Inc. and Steven J. Shankle dated November 8, 2005.












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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ADVANCE DISPLAY TECHNOLOGIES, INC.
                                            ----------------------------------
                                                       (Registrant)

Date  November 14, 2005
                                            By: /s/Matthew W. Shankle
                                            -------------------------
                                            Matthew W. Shankle, President




















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